CONFIDENTIAL


                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2004-C2
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2004-C2

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.23 BILLION


MARCH 15, 2004


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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS INFORMATION) DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE OFFERING DOCUMENT). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN
THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.
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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK logo]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.        Transaction Highlights

II.       Structural Highlights

III.      Collateral Pool Highlights

IV.       Significant Mortgage Loans

V.        Summary Points

VI.       Investor Reporting

VII.      Timeline
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LEHMAN BROTHERS                                       [UBS INVESTMENT BANK logo]

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                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
-------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Initial Mortgage Pool Balance:               Approximately $1.23 billion

Public Certificates:                         Approximately $1.14 billion

Private Certificates(1):                     Approximately $92.6 million

Co-Lead Manager/Sole Book Runner:            Lehman Brothers Inc.

Co-Lead Manager:                             UBS Securities LLC

Rating Agencies:                             Standard & Poor's, a division of
                                             The McGraw-Hill Companies, Inc.
                                             ("S&P") and Moody's Investors
                                             Service, Inc. ("Moody's")

Trustee:                                     Wells Fargo Bank, N.A.

Master Servicer:                             Midland Loan Services, Inc.

Special Servicer:                            Midland Loan Services, Inc.

---------------------------
1. Not offered hereby.


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LEHMAN BROTHERS                        1              [UBS INVESTMENT BANK logo]

Transaction Highlights
-------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                                     3/11/2004

Determination Date:                               11th day of each month or if such day is not a business day, then the following business day

Distribution Date:                                4th business day after the Determination Date of each month, commencing in 4/2004
Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes
(Public Certificates):                            Classes A-1, A-2, A-3, A-4, B, C, D, E, and F

SMMEA Eligible:                                   Classes A-1, A-2, A-3, A-4, B, C, D, E, and F

DTC (Public Certificates):                        Classes A-1, A-2, A-3, A-4, B, C, D, E, and F

Bloomberg:                                        Cash flows will be modeled on Bloomberg

Denominations:                                                Class                                    Minimum Denomination(1)
                                                  ---------------------------------------------   --------------------------------
                                                  Classes A-1, A-2, A-3, A-4, B, C, D, E, and F               $10,000

Lehman Brothers CMBS Index:                       All classes will be included in the Lehman Brothers CMBS Index


-------------------------------
1. Increments of $1 thereafter.


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LEHMAN BROTHERS                        2              [UBS INVESTMENT BANK logo]

-------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
-------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


CERTIFICATES

                                [Graphic Omitted]



                         Class A-1
                         Class A-2
                         Class A-3
                         Class A-4
Offered                  Class B
Certificates             Class C
                         Class D
                         Class E
                         Class F              Class X-CP (1)(2)
                         Class G              Class X-CL (1)
                         Class H
Private, 144A            Class J
Certificates             Class K
                         Class L
                         Class M
                         Class N
                         Class P
                         Class Q
                         Class S
                         Class T

---------------------------
1. The Class X-CL and X-CP certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X-CL and X-CP certificates will be privately placed and are not offered as part of the public offering.

2. Initial notional amount of Class X-CP through 3/2005 is as set forth herein. The Class X-CP notional balance will decrease thereafter until 3/2011 when the notional amount is reduced to zero.


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LEHMAN BROTHERS                        3              [UBS INVESTMENT BANK logo]

Structural Highlights
-------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
BOND STRUCTURE

o    Sequential pay structure(1)

o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o Credit enhancement for each class will be provided by the subordinate classes

o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)

                                        RATINGS    CREDIT                      WTD. AVG. LIFE
 CLASS   ORIGINAL FACE AMOUNT ($)    (S&P/MOODY'S) SUPPORT    DESCRIPTION         (YEARS)(2)    PRINCIPAL WINDOW(2)
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
 A-1(3)       $100,000,000              AAA/Aaa    13.375%    Fixed Rate            3.84         4/2004 - 1/2009
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
 A-2(3)       $267,000,000              AAA/Aaa    13.375%    Fixed Rate            4.81         1/2009 - 3/2009
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
 A-3(3)       $144,000,000              AAA/Aaa    13.375%    Fixed Rate            7.50         3/2009 - 11/2013
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
 A-4(3)       $558,483,000              AAA/Aaa    13.375%    Fixed Rate(4)         9.79        11/2013 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   B(3)        $15,433,000              AA+/Aa1    12.125%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   C(3)        $13,889,000               AA/Aa2    11.000%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   D(3)        $12,346,000              AA-/Aa3    10.000%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   E(3)        $16,976,000               A+/A1      8.625%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   F(3)        $13,890,000                A/A2      7.500%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   X-CL     $1,234,613,151(5)           AAA/Aaa      N/A      Variable IO(6)        8.12(7)     4/2004 - 12/2018(8)
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
   X-CP     $1,156,061,000(5)           AAA/Aaa      N/A      Variable IO(6)         5.38(7)     3/2005 - 3/2011(8)
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  G            $21,605,000               A-/A3      5.750%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  H            $12,347,000             BBB+/Baa1    4.750%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  J            $10,802,000              BBB/Baa2    3.875%    Fixed Rate(4)         9.94         3/2014 - 3/2014
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  K            $12,347,000             BBB-/Baa3    2.875%        WAC              10.54         3/2014 - 1/2016
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  L             $4,629,000              BB+/Ba1     2.500%    Fixed Rate(4)        13.30         1/2016 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  M             $4,630,000               BB/Ba2     2.125%    Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  N             $3,087,000              BB-/Ba3     1.875%    Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  P             $3,086,000               B+/B1      1.625%    Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  Q             $3,087,000                B/B2      1.375%    Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  S             $3,086,000               B-/B3      1.125%    Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------
  T            $13,890,151               NR/NR       N/A      Fixed Rate(4)        14.69        12/2018 - 12/2018
-------- -------------------------- -------------- -------- ---------------- ---------------- -----------------------

---------------------------
1. Except that Class A-1,Class A-2, Class A-3, Class A-4, Class X-CL and Class X-CP receive interest on a pro-rata basis.

2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

3.   Certificates offered as part of the public offering.

4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

5.   Represents the notional amount.

6. Class X-CL and X-CP certificates have rights to certain excess interest on all underlying mortgage loans.

7. Represents the weighted average life of each dollar reduction in notional amount.

8.   Represents period over which the notional amount will be reduced to zero.

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LEHMAN BROTHERS                        4              [UBS INVESTMENT BANK logo]

Structural Highlights
-------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


CALL PROTECTION

-------------------------------------------------------------------------------
                                                            Statistical Data(1)
-------------------------------------------------------------------------------
Loans with Initial Lock-Out & Defeasance Thereafter               99.2%(2)
-------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter         0.8%(2)
-------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                             98.3 months(3)
-------------------------------------------------------------------------------
Weighted Average Open Period                                     3.7 months
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Open Prepayment Period                              Percent of Initial Mortgage
    at End of Loan             Number of Loans              Pool Balance(1)
-------------------------------------------------------------------------------
          None                        22                        10.9%
-------------------------------------------------------------------------------
        1 Month                       13                         3.1%
-------------------------------------------------------------------------------
        2 Months                      12                         8.9%
-------------------------------------------------------------------------------
        3 Months                      26                        40.8%
-------------------------------------------------------------------------------
        4 Months                       2                         4.7%
-------------------------------------------------------------------------------
        6 Months                       5                        28.2%
-------------------------------------------------------------------------------
       12 Months                       3                         3.4%
-------------------------------------------------------------------------------
         TOTAL:                       83                       100.0%
-------------------------------------------------------------------------------


---------------------------

1.   As of the Cut-Off Date.

2.   Percent of initial mortgage pool balance.

3. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.


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LEHMAN BROTHERS                        5            [UBS INVESTMENT BANK logo]

Structural Highlights
-------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


PREPAYMENT PREMIUMS(1)

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PREMIUM       3/2004    3/2005    3/2006    3/2007    3/2008    3/2009    3/2010    3/2011    3/2012    3/2013    3/2014
-----------------------------------------------------------------------------------------------------------------------------------
LOCK-OUT/DEF.            100.0%    100.0%    100.0%     99.2%     99.2%     98.9%     98.9%     98.8%     98.8%     98.4%    100.0%
-----------------------------------------------------------------------------------------------------------------------------------
YIELD MAINT.               -         -         -         0.8%      0.8%      1.1%      1.1%      1.2%      1.2%      1.2%       -
-----------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%     99.6%    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
>=5.0%                     -         -         -          -         -        -          -        -          -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
  4.0%                     -         -         -          -         -        -          -        -          -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
  3.0%                     -         -         -          -         -        -          -        -          -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
  2.0%                     -         -         -          -         -        -          -        -          -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
  1.0%                     -         -         -          -         -        -          -        -          -         -         -
-----------------------------------------------------------------------------------------------------------------------------------
  OPEN                     -         -         -          -         -        -          -        -          -        0.4%       -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.


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LEHMAN BROTHERS                        6              [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


POOL COMPOSITION

o The pool includes five mortgage loans (representing 44.8% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").

o One of the Investment Grade Loans (the 666 Fifth Avenue loan) will be split into two pro rata, pari passu components, an A-1 Note component and an A-2 Note component. Two of the Investment Grade Loans (the GIC Office Portfolio loan and the Somerset Collection loan) are split into A/B Note structures. The structures of these loans are outlined on the following pages.

o    Summary of the pool composition is as follows:

---------------------------------------------------------------------------------------------------
                                                TOTAL PRINCIPAL BALANCE    PERCENT OF TOTAL
                              NUMBER OF LOANS     AS OF CUT-OFF DATE        MORTGAGE POOL
---------------------------------------------------------------------------------------------------
Investment Grade Loans                5               $552,905,672              44.8%
---------------------------------------------------------------------------------------------------
Conduit Loans                        78                681,707,480              55.2
---------------------------------------------------------------------------------------------------
TOTAL:                               83             $1,234,613,151             100.0%
---------------------------------------------------------------------------------------------------


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LEHMAN BROTHERS                        7            [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


666 FIFTH AVENUE LOAN STRUCTURE

o The 666 Fifth Avenue loan will be split into two pro rata, pari passu components (the A-1 Note component and the A-2 Note component).


                               [GRAPHIC OMITTED]

                     A-1 NOTE   A-2 NOTE     A-1 NOTE     AAA/Aaa TO       LB-UBS 2004-C2
666 Fifth Avenue    ($187.5m)   ($187.m)     ($187.5m)      A+/A2             TRUST
                                                         CASHFLOWS (1)

o The A-1 Note component and A-2 Note component holders receive interest payments pro rata and pari passu.

o    The A-2 Note component will not be included in the LB-UBS 2004-C2 Trust.

---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/Aaa through A+/A2 cash flows to the LB-UBS 2004-C2 Trust.


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LEHMAN BROTHERS                        8              [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


GIC OFFICE PORTFOLIO LOAN A/B NOTE STRUCTURE

o The GIC Office Portfolio loan A-1B Note component (described below) was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.

                               [GRAPHIC OMITTED]

                                                                   AAA/Aaa TO
                         A-1A    A-1B    A-2 NOTE    A-1B NOTE        AA-/A2        LB-UBS 2004-C2
                         NOTE    NOTE     ($350m)     ($150m)      CASHFLOWS (1)         TRUST
                        ($200m) ($150m)
GIC OFFICE PORTFOLIO
                                B NOTE                B NOTE        WHOLE LOAN
                               ($125m)                ($125m)

o The A Note holders receive monthly interest payments prior to the B Note holder receiving monthly interest payments.(2)

o The holders of the A-1A Note component, A-1B Note component, A-2 Note component and B Note receive amortization pro rata and pari passu prior to an event of default and acceleration. In the event of default, the B Note holder receives no principal payments until the principal amount of the A Notes has been paid in full.

o The A-1A Note component, A-2 Note component, and B Note will not be included in the LB-UBS 2004-C2 Trust. The B Note was originated by and will be held by an insurance company on a whole loan basis.

---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-1B Note component proceeds are expected to contribute AAA/Aaa through AA-/A2 cash flows to the LB-UBS 2004-C2 Trust.

2. The A-1B Note component holder receives monthly payments pro rata with the A-1A Note and A-2 Note component holders. The A-1A Note and A-2 Note components for the GIC Office Portfolio loan will not be included in the LB-UBS 2004-C2 Trust.


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LEHMAN BROTHERS                        9           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE SOMERSET COLLECTION LOAN A/B NOTE STRUCTURE

o The Somerset Collection loan A-1 Note component (described below) was created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.


                               [GRAPHIC OMITTED]

                                                            AAA/Aaa TO
                       A-1 NOTE    A-2 NOTE    A-1 NOTE      AA-/A2        LB-UBS 2004-C2
                       ($125.5m)   ($125.5m)   ($125.5m)   CASHFLOWS (1)       TRUST
SOMERSET COLLECTION
                             B NOTE            B NOTE       WHOLE LOAN
                             ($49.0m)          ($49.0m)



o The A Note holders receive monthly interest payments prior to the B Note holder receiving monthly interest payments.(2)

o In the event of default, the B Note holder receives no principal payments until the principal amount of the A Notes has been paid in full.

o The A-2 Note component and the B Note will not be included in the LB-UBS 2004-C2 Trust. The B Note was originated by and will be held by an insurance company on a whole loan basis.

---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-1 Note proceeds are expected to contribute AAA/Aaa through AA-/A2 cash flows to the LB-UBS 2004-C2 Trust.

2. The A-1 Note component holder receives monthly payments pro rata and pari passu with the A-2 Note component holder. The A-2 Note component of the Somerset Collection loan will not be included in the LB-UBS 2004-C2 Trust.


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LEHMAN BROTHERS                       10           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


o    The A Note(1) DSCR and LTV are set forth below:

---------------------------------------------------------------------------------------------
                       666 FIFTH AVENUE    GIC OFFICE PORTFOLIO    THE SOMERSET COLLECTION
---------------------------------------------------------------------------------------------
     DSCR(2)                 3.02x                 2.40x                    2.63x
---------------------------------------------------------------------------------------------
UW Net Cash Flow          $52,044,483          $108,812,818              $32,325,010
---------------------------------------------------------------------------------------------
       LTV                   51.4%                 48.8%                    48.3%
---------------------------------------------------------------------------------------------
 Appraised Value         $730,000,000         $1,435,450,000             $519,500,000
---------------------------------------------------------------------------------------------
Shadow Rating(3)             A+/A2                AA-/A2                    AA-/A2
---------------------------------------------------------------------------------------------

o    The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:

--------------------------------------------------------------------------------
                          GIC OFFICE PORTFOLIO       THE SOMERSET COLLECTION
--------------------------------------------------------------------------------
      DSCR(5)                     1.95x                       2.16x
--------------------------------------------------------------------------------
 UW Net Cash Flow             $108,812,818                 $32,325,010
--------------------------------------------------------------------------------
        LTV                       57.5%                        57.7%
--------------------------------------------------------------------------------
  Appraised Value            $1,435,450,000               $519,500,000
--------------------------------------------------------------------------------

---------------------------
1. In the case of the 666 Fifth Avenue loan, a loan amount that includes the A-1 Note and A-2 Note components (combined balance of $375,000,000). In the case of the GIC Office Portfolio loan, a loan amount that includes the A-1A Note, A-1B Note and A-2 Note components (combined balance of $700,000,000). In the case of the Somerset Collection loan, a loan amount that includes the A-1 Note and A-2 Note components (combined balance of $251,000,000). The A-2 Note component of the 666 Fifth Avenue Loan, the A-1A Note and A-2 Note components of the GIC Office Portfolio loan and the A-2 Note component of the Somerset Collection loan will not be included in the LB-UBS 2004-C2 Trust.

2. Based on underwritten net cash flow and the entire respective A Note. In the case of the GIC Office Portfolio loan, based on average debt constant calculated as the annualized average of the monthly P&I payments from year six to maturity. In the case of the 666 Fifth Avenue loan and the Somerset Collection loan, based on the interest rate.

3. S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.

4. The GIC Office Portfolio loan B Note and the Somerset Collection loan B Note will not be included in the LB-UBS 2004-C2 Trust.

5. Based on underwritten net cash flow, and in the case of the GIC Office Portfolio loan, average debt constant calculated as the annualized average of the monthly P&I payments from year six to maturity. In the case of the Somerset Collection loan, based on the interest rate.


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LEHMAN BROTHERS                       11           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2004-C2 transaction include the following:

     -    Tishman Speyer Properties / TMW Real Estate Group, LLC

     -    Prime Plus Investments, Inc. / GIC Real Estate Pte Ltd(1)

     -    The Forbes Company / Frankel Associates

     -    A.F. Gilmore Company

     -    Frederick De Matteis Family Limited Partnership / Lehman Brothers Inc.

     -    The Bernstein Companies

     -    Walton Street Capital / The Macerich Company

     -    Kimco Realty Corporation / GE Real Estate

o    Conduit Origination Program

     - Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     - Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     - Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     - Cash management systems affecting approximately 97.2% of the initial mortgage pool balance

          o    Hard lockbox - 59.4% of the initial mortgage pool balance(2)

          o    Springing lockbox -37.8% of the initial mortgage pool balance


---------------------------
1. The real estate investment arm of the Government of Singapore Investment Corporation Pte Ltd, which is wholly owned by the Republic of Singapore (rated AAA/Aaa by S&P/Moody's, respectively).

2. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       12           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


FUNDED ESCROWS

--------------------------------------------------------------------------------
ESCROW TYPE(1)                      PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                  91.2%
--------------------------------------------------------------------------------
Tax Reserves(3)                                      100.0%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                 97.6%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                 100.0%
--------------------------------------------------------------------------------
TI & LC (Office)                                     100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                      97.8%
--------------------------------------------------------------------------------


---------------------------
1. Escrows are generally in the form of either up-front reserves, periodic cash deposits or letters of credit.

2.   As of the Cut-Off Date; excludes the Investment Grade Loans.

3. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows.

4. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       13           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
              GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
Size of Pool                                                     $1,234,613,151
--------------------------------------------------------------------------------
Contributors of Collateral                                        Lehman: 77.8%
                                                                     UBS: 22.2%
--------------------------------------------------------------------------------
Number of Loans                                                              83
--------------------------------------------------------------------------------
Gross Weighted Average Coupon                                            5.335%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                        104 Months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                       103 Months
--------------------------------------------------------------------------------
Average Balance                                                     $14,874,857
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)       $8,739,839
--------------------------------------------------------------------------------
Largest Loan                                                       $187,500,000
--------------------------------------------------------------------------------
Largest Conduit Loan                                                $77,200,000
--------------------------------------------------------------------------------
WA U/W DSCR(2)                                                            1.93x
--------------------------------------------------------------------------------
WA LTV(2)                                                                 62.8%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)                                              56.6%
--------------------------------------------------------------------------------
Geographic Diversity                                           27 States & D.C.
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(3)                                              100.0%
--------------------------------------------------------------------------------

---------------------------
1. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.

2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.42x; WA LTV: 74.0%; WA LTV at Maturity/ARD: 64.5%.

3.   Includes interest only loans.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       14           [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


PROPERTY TYPE

o Heavily concentrated in Investment Grade Loans and the following asset classes:

     -    Office, Regional Mall, Anchored Retail, Other Retail,
          Industrial/Warehouse and Multifamily(1) properties comprise 94.7% of the initial mortgage pool balance.

     - Investment Grade Loans comprise 44.8% of the initial mortgage pool balance.

                                PROPERTY TYPE(2)

                               [GRAPHIC OMITTED]

                    Property Type              % of Pool
                    -------------              ---------
                    Office                     41.0% (66.6% Investment Grade)
                    Anchored Retail            19.9%
                    Multifamily(1)             15.2% (23.9% Investment Grade)
                    Regional Mall              14.5% (69.9% Investment Grade)
                    Other Retail               3.6% (100.0% Investment Grade)
                    Unanchored Retail          2.7%
                    Hotel                      1.4%
                    Self Storage               1.2%
                    Industrial/Warehouse       0.4%

---------------------------
1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.

2.   Percentages based on allocated loan amount per property.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       15              [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


GEOGRAPHIC DIVERSITY

o The loans are secured by properties located in 27 states and the District of Columbia.

o Only two states represent more than 10.6% (by principal balance) of the Mortgaged Properties (California 24.9%, and New York 23.3%).

     - 20.8% (by principal balance) of the properties in California secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

     - 85.5% (by principal balance) of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

                               STATE DISTRIBUTION

                               [GRAPHIC OMITTED]

                            State               % of Pool
                            -----               ---------
                            CA                  24.9% (20.8% Investment Grade)
                            NY                  23.3% (85.5% Investment Grade)
                            MI                  10.6% (95.6% Investment Grade)
                            TX                  6.8%
                            IL                  6.3% (100.0% Investment Grade)
                            DC                  6.3%
                            FL                  3.5%
                            NJ                  2.8%
                            Other               15.5% (20.4% Investment Grade)


---------------------------
1. The California state concentration is comprised of Northern California (8.5%) and Southern California (16.3%).

2. No other state represents more than 1.9% of the initial mortgage pool balance.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       16            [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


CUT-OFF DATE LOAN SIZE DIVERSITY

o    83 mortgage loans

o    Average loan size: $14,874,857 ($8,739,839 excluding the Investment Grade
     Loans)

o The largest loan comprises 15.2% of the initial mortgage pool balance (6.3% excluding the Investment Grade Loans)

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                 $ MILLIONS          % OF POOL      # OF LOANS
                 ----------          ---------      ----------
                 < $6                  13.3%           51
                 $6 - $14              11.9%           15
                 $14 - $40             15.5%            9
                 $40 - $60             15.5%            4
                 $60 - $100             6.3%            1
                 $100 - $150           22.3%            2
                 > $150                15.2%            1


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       17              [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o    Weighted average underwritten debt service coverage ratio of 1.93x.

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
PROPERTY TYPE                             % OF POOL   WA DSCR      MIN-MAX DSCR
--------------------------------------------------------------------------------
OFFICE                                       41.0%     2.27X       1.27X - 3.02X
--------------------------------------------------------------------------------
RETAIL                                       40.8%     1.82X       1.22X - 2.96X
--------------------------------------------------------------------------------
  Anchored Retail                            19.9%     1.38x       1.22x - 2.96x
--------------------------------------------------------------------------------
  Regional Mall                              14.5%     2.40x       1.87x - 2.63x
--------------------------------------------------------------------------------
  Other Retail                                3.6%     2.11x       2.11x - 2.11x
--------------------------------------------------------------------------------
  Unanchored Retail                           2.7%     1.46x       1.25x - 1.73x
--------------------------------------------------------------------------------
MULTIFAMILY(1)                               15.2%     1.42X       1.21X - 1.70X
--------------------------------------------------------------------------------
HOTEL                                         1.4%     1.55X       1.55X - 1.55X
--------------------------------------------------------------------------------
SELF STORAGE                                  1.2%     1.46X       1.37X - 1.58X
--------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE                          0.4%     1.30X       1.30X - 1.30X
--------------------------------------------------------------------------------
  TOTAL:                                    100.0%     1.93X       1.21X - 3.02X
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                       DSCR            % OF POOL   # OF LOANS
                       ----            ---------   ----------
                  1.20x - 1.29x         24.4%          20
                  1.30x - 1.39x         12.2%          23
                  1.40x - 1.49x          7.1%          17
                  1.50x - 1.59x          7.0%          10
                  1.60x - 1.79x          2.6%           5
                  1.80x - 1.89x          4.5%           2
                   > = 1.90x            42.2%           6


----------------
1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       18              [UBS INVESTMENT BANK logo]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 62.8%.

o    Weighted average loan to value at maturity or ARD(1) of 56.6%.


                        CUT-OFF DATE LOAN TO VALUE RATIO

                               [GRAPHIC OMITTED]

                  LTV              % OF POOL     # OF LOANS
                  ---              ---------     ----------
                  < 50.0%            30.7%           6
                  50.1% - 55.0%      15.7%           3
                  55.1% - 60.0%       0.4%           1
                  60.1% - 65.0%       2.4%           5
                  65.1% - 70.0%       7.3%          11
                  70.1% - 75.0%      12.0%          22
                  75.1% - 80.0%      30.1%          34
                  > 80.0%             1.5%           1

---------------------------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       19            [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


INVESTMENT GRADE LOANS

----------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT GRADE LOANS
----------------------------------------------------------------------------------------------------------------------
                                              CUT-OFF DATE    PERCENT OF INITIAL   U/W
          NAME                PROPERTY TYPE      BALANCE    MORTGAGE POOL BALANCE  DSCR(1)(2)  LTV(2)  S&P/MOODY'S(3)
----------------------------------------------------------------------------------------------------------------------
666 Fifth Avenue
(A-1 Note Component)(4)          Office      $187,500,000           15.2%             3.02x     51.4%      A+/A2
----------------------------------------------------------------------------------------------------------------------
GIC Office Portfolio
(A-1B Note Component)(5)(6)      Office       150,000,000           12.1               2.40     48.8      AA-/A2
----------------------------------------------------------------------------------------------------------------------
Somerset Collection
(A-1 Note Component)(7)       Regional Mall   125,500,000           10.2               2.63     48.3      AA-/A2
----------------------------------------------------------------------------------------------------------------------
Farmers Market                Retail/Office    45,000,000            3.6               2.11     50.0       A+/A2
----------------------------------------------------------------------------------------------------------------------
Ruppert Yorkville Towers       Multifamily     44,905,672            3.6               1.54     40.8      AA-/Aaa
----------------------------------------------------------------------------------------------------------------------

TOTAL/WEIGHTED AVERAGE:           ----       $552,905,672           44.8%              2.57X    49.0%       ---
----------------------------------------------------------------------------------------------------------------------

---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant or interest rate, as applicable. In the case of the GIC Office Portfolio loan, an average annual debt constant calculated as the annualized average of the monthly P&I payments from year six to maturity.

2. Calculated based on Cut-Off Date Balance and the related appraised value. In the case of the 666 Fifth Avenue loan, calculated assuming a loan amount that includes the A-1 Note component and the non-trust A-2 Note component (combined balance of $375,000,000). In the case of the GIC Office Portfolio loan, calculated assuming a loan amount that includes the A-1B Note component and the non-trust A-1A Note and A-2 Note components (combined balance of $700,000,000). In the case of the Somerset Collection loan, calculated assuming a loan amount that includes the A-1 Note component and the non-trust A-2 Note component (combined balance of $251,000,000).

3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

4. Represents the $187,500,000 A-1 Note component of a $375,000,000 whole loan secured by 666 Fifth Avenue.

5. The GIC Office Portfolio loan is secured by twelve cross-collateralized office properties: AT&T Corporate Center, USG Building, One Bush Plaza, Greenwich American Center, 520 Pike Tower, CitySpire Center, 595 Market Street, One Bala Plaza, Two Bala Plaza, Three Bala Plaza, Plaza East, and 40 Broad Street.

6. Represents the $150,000,000 A-1B Note component of an $825,000,000 whole loan secured by the GIC Office Portfolio.

7. Represents the $125,500,000 A-1 Note component of a $300,000,000 whole loan secured by the Somerset Collection.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       20         [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


666 FIFTH AVENUE

Cut-Off Date Balance
(A-1 Note Component):           $187,500,000

Interest Rate:                  4.5325%

Maturity Date:                  1/11/2009

Original Term to Maturity:      5 years

Amortization:                   Interest only

Sponsors:                       Tishman Speyer Properties / TMW Real Estate Group, LLC

Property:                       39-story Class A office building with 1,408,539 square feet of net rentable area, including 84,626 square feet of rentable retail space, 47,006 square feet of storage space and a 17,478 square foot valet parking garage for 90 cars.

Location:                       New York, NY

Year Built:                     1957; renovated 1999-2002

Occupancy(1):                   89.5%
                                                                              Approx. % of                       Ratings
Major Tenants:                  Tenant(2)                        Square Feet   Base Rent    Lease End Date   S&P/Moody's(3)
                                ---------                        -----------   ---------    --------------   --------------
                                Orrick, Herrington & Sutcliffe     220,284         14.7%       3/31/2010         NR/NR
                                Citibank N.A.                      142,077         11.0%       8/31/2007(4)     AA-/Aa1
                                Vinson & Elkins                     68,681          7.3%      12/31/2010         NR/NR
                                Fulbright & Jaworski               100,604          6.9%      12/31/2006         NR/NR
                                Phillips Nizer                      55,872          3.4%      12/31/2010         NR/NR

---------------------------
1.   As of 11/1/2003.

2.   Ranked by percentage of Base Rent.

3. Credit ratings may reflect the rating of the parent company if tenant company is not rated.

4. Expiration for Citibank N.A. includes 70,694 square feet expiring on 8/31/2007 and 71,383 square feet expiring on 8/31/2009.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       21             [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


666 FIFTH AVENUE (CONT.)

Appraised Value(1):             $730,000,000

LTV(1)(2):                      51.4%

U/W DSCR(2)(3):                 3.02x

Reserves:                       On-going for taxes. Insurance escrow required if the property is not covered under blanket policy of Sponsors. Springing for capital expenditures. Upfront
                                TI/LC reserve of $5,700,000, and on-going $90,000 monthly reserve to increase after the occurrence of a Trigger Event.

Lockbox:                        Hard

Prepayment/Defeasance:          Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to Maturity Date.

---------------------------
1.   Based on appraisal dated 11/10/2003.

2. As of the Cut-Off Date and based on a loan amount of $375,000,000 that includes the A-1 Note component and the non-trust A-2 Note component.

3. Calculated based on underwritten net cash flow of $52,044,483 and interest rate of 4.5325%.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       22           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO(1)

Cut-Off Date Balance
(A-1B Note Component):          $150,000,000

Interest Rate:                  5.24679%

Maturity Date:                  1/8/2014

Term to Maturity:               10 years

Amortization(2):                30 years

Sponsor(3):                     Prime Plus Investments, Inc.

Properties:                     Twelve cross-collateralized, predominantly Class A office buildings with an aggregate of 6,389,871 net rentable square feet: AT&T Corporate Center (1,547,337 square feet); USG Building (928,141 square feet); One Bala Plaza (365,282 square feet); Two Bala
                                Plaza (358,669 square feet); Three Bala Plaza (373,745 square feet); 520 Pike Tower (376,295 square feet); CitySpire Center (342,811 square feet); One Bush Plaza (327,254 square feet);
                                Greenwich American Center (595,648 square feet); Plaza East (473,597 square feet); 40 Broad
                                Street (284,183 square feet); and 595 Market Street (416,909 square feet).

Locations:                      Chicago, IL (AT&T Corporate Center, USG Building); Bala Cynwyd, PA (One Bala
                                Plaza, Two Bala Plaza, Three Bala Plaza); Seattle, WA (520 Pike Tower); New York, NY
                                (CitySpire Center, 40 Broad Street); San Francisco, CA (One Bush Plaza, 595 Market Street);
                                Greenwich, CT (Greenwich American Center); Milwaukee, WI (Plaza East)

Years Built:                    1989 (AT&T Corporate Center); 1992 (USG Building); 1967 (One Bala Plaza); 1969
                                (Two Bala Plaza); 1982 (Three Bala Plaza); 1983 (520 Pike Tower); 1987
                                (CitySpire Center); 1959 (One Bush Plaza); 1970 (Greenwich American Center);
                                1982, 1984 (Plaza East); 1984 (40 Broad Street); and 1979 (595 Market Street)

---------------------------
1. The GIC Office Portfolio loan is secured by an $825,000,000 first mortgage on twelve cross-collateralized office buildings.

2.   Interest only through the 1/2009 payment date.

3. Wholly owned by GIC Real Estate Pte Ltd, the real estate investment arm of the Government of Singapore Investment Corporation Pte Ltd, which is wholly owned by the Republic of Singapore (rated AAA/Aaa by S&P/Moody's, respectively).

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       23            [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO (CONT.)

Occupancy(1):                   93.0%

Major Tenants:                                                                     Approx. %                          Ratings
                                Tenant(2)                       Square Feet(2)  of Base Rent(2)   Lease End Date  S&P/Moody's(3)
                                ---------                       --------------  ---------------   --------------  --------------
                                AT&T Corp.                         845,744          11.0%          3/31/2009(4)       BBB/Baa2
                                USG Corporation(5)                 263,290           6.3%          6/30/2007           NR/NR
                                William Blair & Company            355,210           5.3%          7/31/2011(4)        NR/NR
                                JPMorgan Chase(6)                  215,530           4.6%         12/31/2005(4)       AA-/Aa3
                                McDermott, Will & Emery            237,321           4.4%          4/30/2017(4)        NR/NR
                                Credit Suisse First Boston LLC     154,900           3.3%          9/30/2013           A+/Aa3
                                A.T. Kearney, Inc.                 157,792           2.5%          8/31/2007          BBB/Baa3

Appraised Value(7):             $1,435,450,000

LTV(7)(8):                      48.8%

U/W DSCR(8)(9):                 2.40x

Reserves:                       On-going for taxes and insurance. Upfront rollover reserves for certain tenants and upfront repair reserves for certain properties. Rollover reserves triggered upon event of non-renewal of specified tenant leases.

---------------------------
1. Weighted average occupancy, based on allocated loan amount, as of 12/1/2003.

2. Based on aggregate tenancy in the portfolio and ranked by percentage of base rent.

3. Credit ratings may reflect the rating of the parent company if tenant company is not rated.

4. Expiration for AT&T Corp. includes 135,164 square feet expiring between 10/31/2004 and 6/30/2007; William Blair & Company includes 94,925 square feet expiring between 12/31/2005 and 3/31/2009 and 6,824 square feet month to month; JPMorgan Chase includes 1,828 square feet expiring 12/30/2005, 90,473 square feet expiring between 8/31/2008 and 10/31/2012 and 671 square feet month to month; McDermott, Will & Emery includes 1,850 square feet expiring 5/31/2004.

5. USG Corporation filed Chapter 11 bankruptcy proceedings in 6/2001. A rollover reserve of $11.85 million has been funded for re-leasing space in the event the USG lease is not affirmed under bankruptcy reorganization proceedings.

6. The JPMorgan Chase space consists of 85,900 square feet leased to JPMorgan Chase Bank (AA-/Aa3) and 129,630 square feet leased to J.P. Morgan Securities, Inc., both of which are subsidiaries of J.P. Morgan Chase & Co. (A+/A1).

7.   Based on appraisals as of 12/31/2003.

8. As of the Cut-Off Date and based on a loan amount of $700,000,000 that includes the A-1B Note component and the non-trust A-1A Note and A-2 Note components.

9. Based on underwritten net cash flow of $108,812,818 and average annual debt constant of approximately 6.482% calculated as the annualized average of the monthly P&I payments from year six to maturity on a loan amount of $700,000,000 that includes the A-1B Note component and the non-trust A-1A Note and A-2 Note components.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       24          [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


GIC OFFICE PORTFOLIO (CONT.)

Lockbox:                        Hard

Prepayment/Defeasance(1):       Defeasance beginning two years after all A Note components have been securitized. Prepayment without penalty permitted six months prior to Maturity Date.

B Note(2):                      $125,000,000 subordinated B Note is held by an insurance company. In an event of default, the B Note does not receive principal payments until the A Notes have been repaid in full.

Mezzanine Debt(2):              $75,000,000 mezzanine loan from an insurance company is co-terminus with the first mortgage and is subject to an intercreditor agreement which complies with rating agency guidelines.

---------------------------
1. One or more individual properties (except the AT&T Corporate Center and the USG Building) may be released through a partial defeasance of the loan based on 125% of the property's allocated loan amount. In addition, property substitutions (except for AT&T Corporate Center and USG Building) are permitted provided rating agency approval is obtained, no fewer than eight properties secure the loan, and all other necessary conditions specified in the loan documents are met.

2.   The B Note and Mezzanine Debt will not be included in the LB-UBS 2004-C2
     Trust.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       25          [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


SOMERSET COLLECTION

Cut-Off Date Balance
(A-1 Note Component):           $125,500,000

Interest Rate:                  4.829%

Maturity Date:                  2/11/2014

Term to Maturity:               10 years

Amortization:                   Interest only

Sponsors:                       The Forbes Company / Frankel Associates

Property:                       Super-regional mall with 1,443,724 square feet(1) of gross leasable area

Location:                       Troy, MI

Year Built/Renovated:           1969/1992 (Somerset South); 1997 (Somerset North)

In-Line Sales/SF(2):            $621

In-Line Cost of Occupancy(2):   12.0 %

Anchors(3)(4):                  Marshall Field's (291,264 square feet; credit rating of A+/A2), Nordstrom
                                (240,000 square feet; credit rating of A-/Baa1), Saks Fifth Avenue (158,600 square feet; credit rating of BB/Ba3), Neiman Marcus (143,901 square feet;
                                credit rating of BBB/Baa2)

Anchor Sales/SF(5):             Marshall Field's ($333), Nordstrom ($325), Saks Fifth Avenue ($295), Neiman
                                Marcus ($353)


---------------------------
1.   Collateral consists of 753,860 square feet.

2.   Based on the trailing twelve months through 10/31/2003.

3. The Saks Fifth Avenue pad and improvements, and the improvements of Marshall Field's and Nordstrom are not part of the collateral.

4. Credit ratings may reflect the rating of the parent company if tenant company is not rated.

5. Anchor sales are reported by the Borrower for the twelve months ending 10/31/2003.


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LEHMAN BROTHERS                       26              [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


SOMERSET COLLECTION (CONT.)

Top Five In-Line Tenants:       Tenant                  Square Feet         Lease End Date
                                ------                  -----------         --------------
                                Crate & Barrel             22,465             3/31/2013
                                Eddie Bauer                21,375             1/31/2007
                                Banana Republic            18,142             1/31/2011
                                Pottery Barn               13,291             1/31/2009
                                Express                    12,500             1/31/2013

Overall Occupancy(1):           98.8%

Appraised Value(2):             $519,500,000

LTV(2)(3):                      48.3%

U/W DSCR(4):                    2.63x

Reserves:                       Springing for taxes, insurance, TI/LCs and replacement reserves.
                                Upfront unfunded obligations reserve of $488,308 and on-going
                                $27,917 monthly reserve.

Lockbox:                        Hard

Prepayment/Defeasance:          Defeasance beginning two years after all A Note components have been securitized. Prepayment without penalty permitted six months prior to Maturity Date.


---------------------------
1.   As of 2/4/2004, overall occupancy is 98.8% and in-line occupancy is 97.0%.

2.   Based on appraisal dated 1/8/2004.

3. Based on a loan amount of $251,000,000 that includes the A-1 Note component and the non-trust A-2 Note component.

4. Calculated based on net cash flow of $32,325,010 and interest rate of 4.829%.


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LEHMAN BROTHERS                       27             [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


FARMERS MARKET

Cut-Off Date Balance:           $45,000,000

Interest Rate:                  5.115%

Maturity Date:                  3/11/2014

Term to Maturity:               10 years

Amortization:                   30 years

Sponsor:                        A. F. Gilmore Company

Property:                       Class A retail shopping and office center with
                                an aggregate gross leasable area of 228,339
                                square feet.(1)

Location:                       Los Angeles, CA

Year Built:                     The original market was built between 1934 and
                                1941 and underwent periodic renovations; the new
                                retail, office, and storage space was added in
                                2002.

Overall Sales/SF(2):            $433

Major Tenants(3):               Office: The Ant Farm LLC (30,749 square feet;
                                lease expiration 11/30/2014; Omnicom Group Inc.,
                                parent guarantor, credit rating of A-/Baa1)

                                Retail: Organized Living (20,679 square feet;
                                lease expiration 12/31/2017; NR/NR), Cost Plus
                                World Market (16,445 square feet; lease
                                expiration 1/31/2013; NR/NR)

Major Tenant Sales(4):          Organized Living ($5.5 million), Cost Plus
                                ($4.0 million)


---------------------------
1. Property is comprised of 91,930 square feet (40.3% of total space) of new retail space, 63,207 square feet (27.7% of total space) of office space, 58,778 square feet (25.7% of total space) of the original Farmers Market retail space, and 14,424 square feet (6.3% of total space) of storage and kitchen space.

2.   For all retail tenants, based on the trailing twelve months ending
     11/30/2003.

3. Credit ratings for major tenants are by S&P and Moody's, respectively, and may reflect the rating of the tenant or the guarantor under the lease.

4. Sales data was provided by the Borrower. Sales for Organized Living are for the trailing twelve months ending 11/30/2003. Sales for Cost Plus are for the period from 3/15/2002 to 1/31/2003, annualized.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       28              [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


FARMERS MARKET (CONT.)

Other Significant Tenants:      Tenant                              Square Feet    Lease End Date
                                ------                              -----------    --------------
                                Party America (Retail)                  9,545        6/30/2012
                                Gilmore Bank (Office & Retail)          8,151       12/31/2016
                                Sur La Table (Retail)                   6,867        3/31/2012
                                Mr. Marcel Groceries (Retail)           5,867       12/31/2006
                                Marmalade Cafe (Retail)                 4,501        6/30/2012

Occupancy(1):                   84.1%

Appraised Value(2):             $90,000,000

LTV(2)(3):                      50.0%

U/W DSCR(3)(4):                 2.11x

Reserves:                       On-going for taxes, insurance and capital expenditures. In the event the underwritten DSCR falls below 1.25x for three consecutive quarters on a trailing twelve-month basis, Borrower is required to make monthly TI/LC deposits in the annual amount of $90,000 (capped at $270,000).

Lockbox:                        Springing

Prepayment/Defeasance:          Defeasance beginning two years after securitization. Prepayment without penalty permitted two months prior to Maturity Date.


---------------------------
1. Underwritten occupancy as of 2/11/2004, which includes signed leases with South Beach Tan (1,300 square feet), which is expected to take occupancy by 4/2004, and GM Productions (1,961 square feet), which is expected to take occupancy by 5/2004. The total physical occupancy is 82.6%.

2.   Based on appraisal dated 12/20/2003.

3.   As of the Cut-Off Date.

4. Calculated based on the underwritten net cash flow of $6,210,605 and actual debt constant of 6.526%.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       29             [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

RUPPERT YORKVILLE TOWERS

Cut-Off Date Balance:                $44,905,672

Interest Rate:                       5.740%

Anticipated Repayment Date ("ARD"):  1/11/2014

Maturity Date:                       1/11/2034

Original Term to ARD:                10 years

Amortization:                        30 years

Sponsors:                            Frederick DeMatteis Family Limited Partnership / Lehman
                                     Brothers Inc.

Property:                            432 residential units (109 studio, 183 one-bedroom, 104
                                     two-bedroom and 36 three-bedroom units), commercial space
                                     (53,810 square feet of retail space and two below-grade
                                     parking garages, totaling 521 spaces) and storage units,
                                     together with the respective proportional share of common
                                     area and underlying land, all comprising the unsold portions of a residential condominium: a four building, high-rise
                                     apartment complex comprised of 1,257 residential units, the commercial space and two parking garages.

Location:                            New York, NY

Year Built:                          1975;  renovated 1997-2000

Occupancy(1):                        97.5%


---------------------------
(1) As of 11/10/2003, the 432 residential units were 97.5% occupied and the commercial space was 100% occupied.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       30            [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


RUPPERT YORKVILLE TOWERS (CONT.)

Appraised Value(1):                  $110,000,000

LTV(2):                              40.8%

U/W DSCR(3):                         1.54x

Reserves:                            On-going reserves for taxes, insurance, and replacement
                                     ($378.94/unit/year). Upfront common charge reserve of $306,142, debt service reserve of $2,941,302, and supplemental debt
                                     service reserve of $1,000,000.

Lockbox:                             Hard

Prepayment/Defeasance(4):            Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to ARD.


---------------------------
1. Based on appraisal dated 11/25/2003. Appraised Rental Value (for the Property) is $110,000,000 and Appraised Gross Sellout Value is $256,700,000.

2. As of the Cut-Off Date and based on the Appraised Rental Value of $110,000,000 (for the Property).

3. Calculated based on 2006 projected net cash flow of $4,840,928 and actual debt constant of 6.995%.

4. The loan may be prepaid in an amount up to the Release Threshold ($4,500,000). Once the loan has been prepaid in an amount equal to the Release Threshold, the loan may not be further prepaid prior to the permitted defeasance date, at which time the Borrower may partially defease the loan.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       31           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS

--------------------------------------------------------------------------------------------------------------------------
                                           OTHER SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                             CUT-OFF DATE       PERCENT OF INITIAL       U/W
        NAME                               PROPERTY TYPE       BALANCE         MORTGAGE POOL BALANCE    DSCR(1)   LTV(2)
--------------------------------------------------------------------------------------------------------------------------
Maritime Plaza I & II                         Office         $77,200,000               6.3%            1.27x       78.8%
--------------------------------------------------------------------------------------------------------------------------
Inland Center                            Regional Mall        54,000,000               4.4             1.87        77.1
--------------------------------------------------------------------------------------------------------------------------
280 Metro Center                         Anchored Retail      47,843,249               3.9             1.25        75.4
--------------------------------------------------------------------------------------------------------------------------
Torrance Town Center                     Anchored Retail      36,000,000               2.9             1.35        69.8
--------------------------------------------------------------------------------------------------------------------------
The Village at Manahawkin Commons        Anchored Retail      31,000,000               2.5             1.24        69.8
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        ----           $246,053,249            19.9%            1.41X       75.3%
--------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date balance and related appraised value.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       32           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MARITIME PLAZA I & II

Cut-Off Date Balance:                  $77,200,000

Interest Rate:                         5.350%

Maturity Date:                         3/11/2034

Anticipated Repayment Date ("ARD"):    3/11/2014

Term to Maturity:                      30 years

Term to ARD:                           10 years

Amortization:                          Two years interest only, 30 year amortization thereafter

Sponsor:                               The Bernstein Companies

Property:                              Leasehold interest in two Class A office buildings
                                       totaling 345,736 square feet

Location:                              Washington, D.C.

Years Built:                           2001 and 2003

Occupancy(1):                          85.1%


---------------------------
1.   As of 2/1/2004.


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LEHMAN BROTHERS                       33              [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


MARITIME PLAZA I & II (CONT.)

Major Tenants:                  Investment grade tenants (or guarantors under the lease) comprise 56.6% of the in-place base rent at the property. In addition, wholly-owned subsidiaries of investment grade companies comprise an additional 21.8% of the in-place base rent at the property.

                                                                                       Approx. % of  Lease End      Ratings
                                Tenant                                     Square Feet   Base Rent    Date(1)    S&P/Moody's(2)
                                ------                                     -----------   ---------   ---------   --------------
                                Computer Sciences Corporation                126,141        41.2%     10/31/2008       A/A2
                                General Dynamics Corporation                  51,391        18.2%     11/30/2011       A/A2
                                Science Applications International
                                Corporation (SAIC)                            33,904        12.6%      1/31/2013       A-/A3
                                Newport News Shipbuilding & Dry Dock Co.
                                (subsidiary of Northrop Grumman)              21,071         6.4%     10/31/2011     BBB/Baa3
                                American Systems Corp.                        17,217         5.7%     11/30/2011        NR

Appraised Value(3):             $98,000,000

LTV(3)(4):                      78.8%

U/W DSCR(4)(5):                 1.27x

Reserves:                       On-going for taxes, insurance, TI/LC's and capital expenditures, with an upfront TI/LC reserve of $1,900,000 and on-going monthly TI/LC payments required as necessary to maintain the reserve of $1,900,000. The capital expenditure reserves are capped at $138,294.

Lockbox:                        Hard

Prepayment:                     Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to ARD.


---------------------------
1. Computer Sciences Corporation, subsidiaries of General Dynamics Corporation, and subsidiaries of Science Applications International Corporation occupy multiple spaces. Lease expiration details are as follows: Computer Sciences Corporation (82,684 square feet on 10/31/2008; 42,868 square feet on 4/30/2009; 589 square feet on 4/30/2007), General Dynamics Corporation (31,372 square feet on 11/30/2011; 15,056 square feet on 1/31/2010; 4,963 square feet on 2/29/2008); Science Applications International Corporation (19,973 square feet on 1/31/2013; 13,931 square feet on 11/30/2011).

2. Credit ratings for major tenants are by S&P and Moody's, respectively, and may reflect the rating of the tenant, the parent company or the guarantor under the lease. General Dynamics Corporation (the rated entity) guarantees the lease of only one of its three subsidiaries in tenancy at the property (31,372 of 51,391 square feet) and Science Applications International Corporation (the rated entity) guarantees the lease of only one of its two subsidiaries in tenancy at the property (13,931 of 33,904 square feet). Northrop Grumman (the rated entity) does not guarantee the lease of its subsidiary.

3.   Based on appraisal dated as of 1/5/2004.

4.   As of the Cut-Off Date.

5. Calculated based on underwritten net cash flow of $6,594,304 and actual debt constant of 6.701%.


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LEHMAN BROTHERS                       34           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


INLAND CENTER

Cut-Off Date Balance:                $54,000,000

Interest Rate:                       4.6375%

Maturity Date:                       2/11/2009

Term to Maturity:                    5 years

Amortization:                        Interest only

Sponsors:                            Walton Street Capital / The Macerich Company

Property:                            Regional mall with 1,050,253 square feet(1) of net rentable area

Location:                            San Bernardino, CA

Year Built:                          1966; expanded in 1987; renovated in 2000-2001

In-Line Sales/SF(2):                 $440

2003 In-Line Cost of Occupancy(3):   10.0%

Anchors(4):                          Sears (264,682 square feet; credit rating of BBB/Baa1), Harris
                                     Gottschalks (204,178 square feet(5); NR/NR), Robinsons-May
                                     (165,000 square feet; credit rating of BBB+/Baa1), Macy's
                                     (149,814 square feet; credit rating of BBB+/Baa1)

2003 Anchor Sales(6):                Sears ($55.4 million), Harris Gottschalks ($13.4 million),
                                     Robinsons-May ($30.0 million), Macy's ($17.3 million)


---------------------------
1.   Collateral consists of 221,445 net rentable square feet.

2.   For the year ending 12/31/2003.

3.   Average at year-end 2003.

4. Credit ratings may reflect the rating of the parent company if tenant company is not rated. Sears, Robinsons-May and Macy's own their own land and improvements and are not part of the collateral. Harris Gottschalks is subject to a sub-ground lease.

5. Burlington Coat Factory has signed a letter of intent to lease 50,000 square feet of the Harris Gottschalks space and 30,000 square feet of adjacent space.

6. For the year ending 12/31/2003. Sales for Sears, Robinsons-May and Macy's are Borrower estimates.

-------------------------------------------------------------------------------
LEHMAN BROTHERS                       35            [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


INLAND CENTER (CONT.)

Top Five In-Line Tenants:       Tenant                 Square Feet         Lease End Date
                                ------                 -----------         --------------
                                Lenscrafters                7,093            8/31/2009
                                Anchor Blue                 6,891            1/31/2007
                                B. Dalton Books             6,379            1/31/2005
                                Victoria's Secret           5,481            1/31/2008
                                Forever 21                  5,473            2/28/2010

Overall Occupancy(1):           93.5%

Appraised Value(2):             $70,000,000

LTV(2)(3):                      77.1%

U/W DSCR(4):                    1.87x

Reserves:                       Ongoing for TI/LCs, taxes, deferred maintenance, and insurance unless covered under Sponsors' blanket policy. Upfront TI/LC reserve of $1,499,427.

Lockbox:                        Hard

Prepayment/Defeasance:          Defeasance beginning two years after securitization. Prepayment without penalty permitted six months prior to Maturity Date.


---------------------------
1.   As of 1/1/2004, overall occupancy is 93.5% and in-line occupancy is 83.7%.

2.   Based on appraisal dated 1/13/2004.

3.   As of the Cut-Off Date.

4. Calculated based on the underwritten net cash flow of $4,752,485 and interest rate of 4.6375%.

5. A partial release of designated parcels is permitted, and in connection therewith the related borrower is required to prepay (without premium or penalty), the principal amount of the related mortgage note in an amount equal to 100% of the net sales proceeds (estimated by the sponsor to be approximately $400,000).


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LEHMAN BROTHERS                       36          [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

280 METRO CENTER

Cut-Off Date Balance:           $47,853,249

Interest Rate:                  5.635%

Maturity Date:                  12/10/2013

Term to Maturity:               10 years

Amortization:                   30 years

Sponsors:                       Kimco Realty Corporation / GE Real Estate

Property:                       Retail center with 351,561 square feet(1) of gross leasable area

Location:                       Colma, CA

Year Built:                     1986, 1987

Major Tenants(2):               Marshall's (32,000 square feet; lease expiration 1/31/2007; credit rating of
                                A/A3), Nordstrom's Rack (30,809 square feet; lease expiration 8/31/2007;
                                credit rating of A-/Baa1), Bed Bath & Beyond (30,644 square feet; lease expiration 1/31/2011; credit rating of BBB/NR), Barnes & Noble (13,660 square feet; lease expiration 2/28/2005; credit rating of BB/Ba2) and Old Navy
                                (13,184 square feet; lease expiration 3/31/2009; credit rating BB+/Ba3)

2003 Major Tenant Sales/SF(3):  Marshall's ($320), Nordstrom's Rack ($506), Bed Bath & Beyond ($339),
                                Barnes & Noble ($293), Old Navy ($519)


---------------------------
1.   Collateral consists of 213,532 square feet.

2. Credit ratings may reflect the rating of the parent company if tenant company is not rated.

3. Anchor sales are estimates as reported by the Borrower for the year ending 12/31/2003. Bed Bath & Beyond, Barnes & Noble, and Old Navy sales totals are based on the year ending 12/31/2002; 2003 sales figures for these tenants are not yet available.


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LEHMAN BROTHERS                       37            [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


280 METRO CENTER (CONT.)

Top Five In-Line Tenants:       Tenant                          Square Feet    Lease End Date
                                ------                          -----------    --------------
                                Mikasa Factory Store              12,764          2/28/2007
                                Magnolia Hi-Fi and Video          12,046          5/31/2012
                                Pier 1 Imports                     7,500          2/29/2008
                                Lenscrafters                       6,335          1/31/2007
                                Men's Warehouse                    6,000           6/8/2005

Occupancy(1):                   100.0%

Appraised Value(2):             $63,500,000

LTV(2)(3):                      75.4%

U/W DSCR(3)(4):                 1.25x

Reserves:                       On-going for taxes, TI/LCs, and deferred maintenance.

Lockbox:                        Springing

Prepayment/Defeasance:          Defeasance beginning the
                                earlier of two years after
                                securitization or three years
                                after loan origination.
                                Prepayment without penalty
                                permitted four months prior to
                                Maturity Date.


------------------
1.   As of 1/1/2004.

2.   Based on appraisal dated 10/10/2003.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $4,148,921 and an actual debt constant of 6.915%.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       38            [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TORRANCE TOWN CENTER

Cut-Off Date Balance:           $36,000,000

Interest Rate:                  5.860%

Maturity Date:                  11/11/2013

Term to Maturity:               10 years

Amortization:                   One year interest only, 30 year amortization thereafter

Sponsor:                        Norman R. LaCaze and Stanley A. Moore

Property:                       Community center with 259,476 square feet of gross leasable area

Location:                       Torrance, CA

Year Built:                     1960; currently nearing completion an $11,000,000 renovation

Major Tenants(1):               Kohl's (95,697 square feet; lease expiration 1/31/2024; credit rating of
                                A-/NR), Circuit City (32,958 square feet; lease expiration 1/31/2007; NR/NR),
                                Smart and Final (18,005 square feet; lease expiration 7/31/2013; NR/NR), and
                                Big 5 Sporting Goods (10,000 square feet; lease expiration 1/31/2007; credit rating of B+/Ba3)

2003 Major Tenant Sales/SF(2):  Kohl's (NAV), Circuit City ($356), Smart and Final ($378), Big 5 Sporting
                                Goods ($366)


----------------
1. Credit ratings for anchors are by S&P and Moody's, respectively, and reflect the rating of the tenant or guarantor under the lease.

2. Anchor sales are estimates as reported by the Borrower for the year ending 12/31/2003. Sales figure for Kohl's not yet available as the tenant is not required to report sales. Circuit City and Smart and Final sales totals are based on the year ending 12/31/2002; 2003 sales figures for these tenants are not yet available.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       39           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


TORRANCE TOWN CENTER (CONT.)

Top Five In-Line Tenants:       Tenant                             Square Feet       Lease End Date
                                ------                             -----------       --------------
                                EQ3                                   12,845            10/31/2013
                                Party America                          9,000             1/31/2013
                                Boaters World                          8,000             10/5/2007
                                Bank of America                        7,981             1/31/2008
                                Kindercare Learning                    7,524             2/28/2006

Occupancy(1):                   99.4% leased

Appraised Value(2):             $51,600,000

LTV(2)(3):                      69.8%

U/W DSCR(3)(4):                 1.35x

Reserves:                       On-going for taxes, insurance, TI/LC and deferred maintenance.

Lockbox:                        Springing

Prepayment/Defeasance:          Defeasance beginning the later of four years after origination or two years after securitization.

---------------------------
1. As of 1/1/2004 and includes a signed lease with Burk Williams Day Spa, which is expected to take occupancy on 5/1/2004. The total physical occupancy is 93.4%.

2.   Based on appraisal dated 1/13/2004.

3.   As of the Cut-Off Date.

4. Calculated based on underwritten net cash flow of $3,434,379 and an actual debt constant of 7.087%.


-------------------------------------------------------------------------------
LEHMAN BROTHERS                       40           [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


THE VILLAGE AT MANAHAWKIN COMMONS

Cut-Off Date Balance:                $31,000,000

Interest Rate:                       5.900%

Maturity Date:                       3/11/2011

Term to Maturity:                    7 years

Amortization:                        30 years

Sponsor:                             Benjamin Ringel

Property:                            323,549 square feet of gross leasable area

Location:                            Manahawkin, NJ

Years Built:                         Phase I - 1993; Cinema - 1998; Phase II - 2003

Major Tenants(1):                    Kmart (112,434 square feet; lease expiration 11/30/2018); T.J. Maxx `n
                                     More (45,000 square feet; lease expiration 5/31/2013; credit rating of
                                     A/A3); Northeast Cinemas (31,619 square feet; lease expiration
                                     11/30/2018); Michaels (21,094 square feet; lease expiration 5/31/2013(2);
                                     credit rating of BB+/Ba1); and Staples (20,388 square feet; lease expiration 7/31/2018; credit rating of BBB-/Baa2)

Major Tenant Sales/SF(4):            Kmart ($230)(4), T.J. Maxx `n More ($225)(4), Northeast Cinemas
                                     ($303,385 per screen), Michaels (NAV)(3) Staples (NAV)(3)


---------------------------
1. Credit ratings for major tenants are by S&P and Moody's, respectively, and may reflect the rating of the tenant or the guarantor under the lease.

2. Tenant may terminate its lease on 5/31/2008 if gross sales do not exceed $2.8 million for the first three years of the lease and $3.3 million in years four and five.

3. Limited sales data is available as the Borrower purchased Phase I of the property in late 2002 and Phase II did not open until 5/2003.

4. Sales data are estimates provided by the Borrower. Kmart sales are for 2003 and T.J. Maxx `n More sales are projected for the first year of operations, beginning 5/2003.


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LEHMAN BROTHERS                       41        [UBS INVESTMENT BANK logo]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


THE VILLAGE AT MANAHAWKIN COMMONS (CONT.)

Top Five In-Line Tenants:                  Tenant                      Square Feet      Lease End Date
                                           ------                      -----------      --------------
                                           Pier 1 Imports                  9,002            6/30/2013
                                           Atlantic Books                  8,777            6/30/2008
                                           Mandees                         6,047            1/31/2009
                                           Dollar Tree Stores              6,000            3/31/2005
                                           McDonald's(1)                   5,000           11/12/2016

Occupancy(2):                              90.5% leased

Appraised Value(3):                        $44,400,000

LTV(3)(4):                                 69.8%

U/W DSCR(4)(5):                            1.24x

Reserves:                                  On-going for taxes, insurance, TI/LC's and capital expenditures.
                                           Upfront Kmart escrow of $300,000 with a specified ongoing excess cash flow reserve, to the extent available, up to a cap of approximately $1,000,000.

Lockbox:                                   Hard

Prepayment/Defeasance:                     Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to Maturity Date.


---------------------------
1. McDonald's is an outparcel tenant that leases its pad and owns its store, which is not part of the collateral. Tenant has the right to terminate the lease on 11/12/2006 with the payment of one year's rent.

2. As of 3/1/2004 and includes a signed lease with ABC Kuts, which is expected to take occupancy by 8/1/2004. The tenant is currently paying rent. The total physical occupancy is 90.1%.

3.   Based on appraisal dated as of 1/6/2004.

4.   As of the Cut-Off Date.

5. Calculated based on the underwritten net cash flow of $2,726,154 and actual debt constant of 7.118%.


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LEHMAN BROTHERS                       42           [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------


o    Weighted average DSCR of 1.93x; weighted average Cut-Off Date LTV of 62.8%

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 2.21x and a weighted average Cut-Off Date LTV of 57.1% and collectively represent 64.7% of the initial mortgage pool balance. The top ten mortgaged properties represent 56.7% (by allocated loan amount) of the initial pool balance

o    Institutional sponsorship and repeat borrowers

o Office, anchored retail, regional mall, other retail, industrial/warehouse, multifamily(1) and Investment Grade Loans comprise 94.7% of the initial mortgage pool balance

o Geographically diversified with properties located in 27 states and the District of Columbia

o Excluding the Investment Grade Loans, 91.2% of the loans have ongoing reserves for replacements; 100.0% of the loans have ongoing reserves for taxes or a creditworthy tenant that is permitted to pay taxes directly; and 97.6% of the loans have ongoing reserves for insurance or a creditworthy tenant that is permitted to maintain insurance or self-insure

o    97.2% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank - this transaction marks the 23rd overall transaction between Lehman Brothers and UBS Investment Bank since early 2000

---------------------------
1. Multifamily component includes mobile home park properties representing 1.2% of the aggregate pool.


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LEHMAN BROTHERS                       43           [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING


Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

     NAME OF REPORT                          DESCRIPTION (INFORMATION PROVIDED)
   --------------------------------------------------------------------------------------------------------
1    Distribution Date Statements            Principal and interest distributions, principal balances

2    Mortgage Loan Status Report             Portfolio stratifications

3    Comparative Financial Status Report     Revenue, NOI, DSCR to the extent available

4    Delinquent Loan Status Report           Listing of delinquent Mortgage Loans

5    Historical Loan Modification Report     Information on modified Mortgage Loans

6    Historical Liquidation Report           Net liquidation proceeds and realized losses

7    REO Status Report                       NOI and value of REO

8    Servicer Watch List                     Listing of loans in jeopardy of becoming specially serviced

9    Loan Payoff Notification Report         Listing of loans that have given notice of intent to payoff


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LEHMAN BROTHERS                       44          [UBS INVESTMENT BANK logo]

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                       EVENT
--------------------------------------------------------------------------------
Week of March 15, 2004     Structural & Collateral Term Sheets Available/
                           Presale Reports Available on Rating Agency Websites/
                           Road Shows/ Investor Calls/
                           Preliminary Prospectus Supplement Available
--------------------------------------------------------------------------------
Week of March 22, 2004     Pricing
--------------------------------------------------------------------------------
Week of April 5, 2004      Closing


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LEHMAN BROTHERS                       45              [UBS INVESTMENT BANK logo]